MAKING THE MOST OF IT 2Q14 Earnings Conference Call Supplemental Presentation July 23, 2014 Exhibit 99.2

Safe Harbor And Legend

To the extent that statements in this press release and the accompanying PowerPoint presentation relat to future plans, objectives, financial results or performance of IBERIABANK Corporation, these statements ar deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995
Such statements, which are based on management’s current information, estimates and assumptions and the curren economic environment, are generally identified by the use of the words “plan”, “believe”, “expect”, “intend”
“anticipate”, “estimate”, “project” or similar expressions. The Company’s actual strategies, results and financia condition in future periods may differ materially from those currently expected due to various risks and uncertainties
Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time an could cause actual results or financial condition to differ materially from those expressed in or implied by suc statements.  Consequently, no forward-looking statement can be guaranteed.
Actual results or financial condition could differ materially because of factors such as the level of market volatility, our ability to execute our growth strategy, including the availability of future  bank acquisition opportunities, unanticipated losses related to the integration of, and refinements to purchase accounting adjustments for, acquired businesses and assets and assumed liabilities in these transactions, adjustments of fair values of acquired assets and assumed liabilities and of deferred taxes in acquisitions, actual results deviating from the Company’s current estimates and assumptions of timing and amounts of cash flows, credit risk of our customers, effects of the on-going correction in residential real estate prices and reduced levels of home sales, our ability to satisfy new capital and liquidity standards such as those imposed by the Dodd-Frank Act and those adopted by the Basel Committee and federal banking regulators,  sufficiency of our allowance for loan losses, changes in interest rates, access to funding sources, reliance on the services of executive management, competition for loans, deposits and investment dollars, reputational risk and social factors, changes in government regulations and legislation, increases in FDIC insurance assessments, geographic concentration of our markets and economic conditions in these markets, rapid changes in the financial services industry, dependence on our operational, technological, and organizational systems or infrastructure and those of third-party providers of those services, hurricanes and other adverse weather events, the modest trading volume of our common stock, and valuation of intangible assets. These and other factors that may cause actual results or financial condition to differ materially from these forward-looking statements are discussed in the Company’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, and other filings with the
Securities and Exchange Commission (the “SEC”), available at the SEC’s website, http://www.sec.gov, and at the
Company’s website, http://www.iberiabank.com, under the heading “Investor Information.” All information in this release and the accompanying PowerPoint presentation is as of the date of this release. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or financial condition or to changes in the Company’s expectations. Certain tabular presentations may not reconcile because of rounding.

•
Reported EPS of $0.60 and non-GAAP operating EPS of $0.96
•
Tax equivalent net interest income increased $4.5 million, or 4% from 1Q14, while average earning assets increased $605 million, or 5%.
•
Operating non-interest income increased $14 million, or 42%, as compared to 1Q14
•
Acquisition of Teche Holding Company completed on May 31, 2014. Acquisition of First
Private Bank completed on June 30, 2014
•
Legacy loan growth:
•
Legacy deposit growth:
•
Net interest margin decreased six bps to 3.48% from March 31, 2014, due mainly to a decrease in the yield on the non-covered acquired loan portfolio -- within previously disclosed guidance range of 3.45% to 3.50%
•
Operating tangible efficiency ratio decreased from 73.6% to 68.3%.  Company forecasts operating tangible efficiency ratio of approximately 67% for the remainder of 2014
•
Tax-equivalent operating revenues increased $17.8 million, or 13%, on a linked quarter basis while operating expenses increased $4.6 million, or 4%, resulting in improved operating leverage
Overview
Introductory Comments
$382 million since March 31, 2014 (+18% annualized), including:
Commercial $194 million, Small Business $51 million and Consumer
$136 million
Growth mix was 49% Retail and Small Business and 51% Commercial
$156 million since March 31, 2014 (+6% annualized)
$77 million increase in non-interest bearing deposits (+11% annualized)

$ in millions
$51.0
$49.0
$47.0
$45.0
$43.0
$41.0
$39.0
$37.0
$35.0
$33.0
35.7
1.2
1.4
7.8
1.1
2.5
(1.8)
48.0
Non Interest Income Q1
Deposit Service Charges
Sales Commission
Mortgage Income
Title Income
All Other Changes
Non Operating Income
Non Interest Income Q2

IBERIABANK Corporation

4 Overview Non-Interest Income – 2Q14 Components • Operating non-interest income increased $14.1 million, or 42%, on a linked quarter basis

$ in millions

$130.0
$125.0
$120.0
$115.0
$110.0
$105.0
$100.0
107.4
1.3
9.5
5.3
2.3
0.7
(0.5)
(0.3)
1.6
127.4
Non Interest Expense 1Q14
Mortgage Commissions
Merger Related
Severance
Other Salaries and Benefits
Long-Lived Asset Impairment
Credit/Loan Related
Hospitalization Expense
All Other
Non Interest Expense 2Q14

IBERIABANK Corporation

•
Non-operating
non-interest
expense of $17.1
million before-tax,
or $11.2 million
after-tax or $0.36
per share
•
Operating non-
interest expense
increased $4.6
million, or 4%, on
a linked-quarter
basis
Overview
Non-Interest Expense – 2Q14 Components

Salary and Benefits
$7.3
Expense
$0.9
Revenues
$0.1
Contract
$0.3
Interest income
$0.6
Telecom
$0.7
Branch Closings
$0.8

IBERIABANK Corporation

Earnings Enhancement Initiative – 2Q14
Composition of Benefits
Expense Initiatives
Compensation
Branch closures
Other reductions
Branch closings
Closing 3 branch offices
Contracts
Consulting
Operating
Telecommunications
Consolidation
Revenue Enhancements
Service fees
$ in millions
$10.7 million pre-tax net annual run-rate
benefit
$5.7 million improvement expected to
be realized in 2014
65% complete as of July 22, 2014
Salary and Benefits 68%
Branch Closings 8%
Telecom 6%
Interest income 6%
Contract 3%
Revenues 1%
Other expenses 9%
Total 100%

Overview
Small Business and Retail – 2Q14 Progress
•
Small Business loan growth of $51 million, or +8%, on a linked-quarter basis
•
Indirect loan growth of $13 million, or +4%, on a linked-quarter basis
•
Consumer Direct & Mortgage loan growth of $105 million, or +6%, on a linked quarter basis
•
Credit Card loan growth of $2 million, or +3%, on a linked quarter basis
•
Checking account growth:
•
Small Business checking accounts increased 11% year-over-year and an annualized 14% on a linked quarter basis
•
Consumer checking accounts were flat year-over-year but increased an annualized
4% on a linked quarter basis
•
Added 11 branches, net of closures and consolidations, with the Teche acquisition.  In addition, two branches were added with the First Private Bank acquisition
•
Continued focus on productivity and efficiency of the delivery network – opened two branches in 2Q14, closed three branches in 2Q14, and three additional branch openings targeted by year-end 2014
•
Acceptance and usage of digital delivery continues to increase among our client base
•
Released the annual update of our  mobile banking app for iPhone, Android, and
iPad.  iPad now supports Small Business clients in addition to retail clients
•
Implemented the ability for clients to make loan payments online, outside of online banking.  Clients can pay via eCheck (ACH) or debit card
Excludes acquired loans and deposits

30%
25%
20%
15%
10%
5%
0%
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
11%
12%
15%
15%
16%
17%
18%
19%
18%
19%
19%
23%
24%
25%
25%
$0.9
$0.9
$1.3
$1.4
$1.5
$1.6
$1.7
$1.9
$2.0
$2.0
$2.1
$2.5
$2.6
$2.7
$3.0
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

IBERIABANK Corporation

Overview
Non-Interest Bearing Deposits
% of Total
Deposits
•
$318 million of
incremental non-interest
bearing deposit growth
or +12% (+47%
annualized) in 2Q14
•
2Q14 includes $191
million of non-interest
bearing deposits
acquired in the Teche
acquisition and $50
acquired in the First
Private acquisition
•
Excluding acquired
deposits, top 2Q14 non-
interest bearing deposit
growth markets include
Lafayette, Little Rock,
Houston, Southeast
Florida and Memphis
Noninterest bearing deposits at period-end
2Q14 Includes deposits acquired in Teche and First Private acquisitions
$ in billions

$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
Former Bank Property
Legacy
Non-Covered Acquired
Covered Acquired
$6
$72
$58
$737
$4
$68
$58
$682
$5
$62
$63
$635
$4
$62
$74
$561
$9
$66
$71
$520
$9
$66
$67
$459
$8
$68
$64
$403
$11
$65
$56
$350
$9
$64
$46
$252
$9
$50
$43
$221
$19
$50
$54
$171

IBERIABANK

Overview
Non-Performing Assets Trends
$ in millions
NPA determination based on regulatory guidance for Acquired portfolios
2Q14 includes $18 million of Bank property reclassified to OREO – a significant portion of which is under contract to sell

Overview
Legacy Portfolio
Asset Quality Summary
(Excludes FDIC covered assets and all acquired loans)
•
NPAs equated to
0.53% of total assets,
up 4 bps compared to
1Q14.  Includes $19
million of bank-owned
property -- $10 million
of which was added
during 2Q14
•
$68 million in
classified assets
(+15% from 1Q14)
•
Legacy net charge-
offs of $0.8 million, or
an annualized rate of
0.04% of average
loans
•
$3 million provision
for legacy franchise in
2Q14
($ thousands) 6/30/2013 3/31/2014 6/30/2014
Non-accrual Loans 49,069 $     32,983 $     34,187 $     -30% 4%
OREO
25,893 26,204 34,794 34% 33%
Accruing Loans 90+ Days Past Due 1,071
269 20
-98% -93%
Non-performing Assets 76,033 59,456 69,001 -9% 16%
Note: NPAs excl. Former Bank Properties 67,599 50,453 50,415 -25% 0%
Past Due Loans
65,316 44,436 48,189 -26% 8%
Classified Loans 97,818 59,017 67,796 -31% 15%
Non-performing Assets/Assets 0.69% 0.49% 0.53% (16) bps 4 bps
NPAs/(Loans + OREO)
1.02% 0.70% 0.78% (24) bps 8 bps
Classified Assets/Total Assets
0.85% 0.49% 0.52% (33) bps 3 bps
(Past Dues & Nonaccruals)/Loans
0.88% 0.53% 0.55% (33) bps 2 bps
Provision For Loan Losses 3,416 $       1,995 $       3,004 $       -12% 51%
Net Charge-Offs/(Recoveries)
1,028 1,014 759 -26% -25%
Provision Less Net Charge-Offs
2,388 $       981 $           2,245 $       -6% 129%
Net Charge-Offs/Average Loans 0.06% 0.05% 0.04%
(2) bps (1) bps
Allowance For Loan Losses/Loans 0.83% 0.81% 0.80% (3) bps (1) bps
Allowance For Credit Losses/Loans 0.97% 0.94% 0.93% (4) bps (1) bps
For Quarter Ended: % or Basis Point Change
Year/Year Qtr/Qtr

IBERIABANK Corporation - Excluding former bank properties
IBERIABANK Corporation
Peer Banks $10 -$30 Billion in Total Assets
All Bank Holding Companies
Allowance for Credit Losses/Nonperforming Assets %
170%
150%
130%
110%
90%
70%
50%
162.5%
123.6%
118.7%
90.5%
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

IBERIABANK Corporation

Overview
Allowance Coverage To NPAs – Legacy IBKC
•
2Q14 Allowance for
loan losses of $70.6
million
•
2Q14 Reserve for
unfunded lending
commitments of $11.3
million
•
Legacy NPAs of $69.0
million; including
approximately $19
million of OREO bank
properties with a
significant portion
already under contract
•
ACL/NPAs equals
118.7%
Excludes all covered and acquired assets

12 Seasonal Influences

$ in Millions
650
550
450
350
250
150
50
(50)
97
6
(15)
37
23
(5)
14
64
149
246
243
165
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14

IBERIABANK Corporation

Seasonal Influences
Quarterly Organic Loan Growth
*Organic loan growth excludes the outstanding balance of loans acquired in all transactions at the date of the acquisition in the respective acquisition periods
•
First quarter of each year tends to
exhibit slower loan growth than other
quarters
•
2Q14 organic loan growth of $382
million, up $217 million, or 132%,
compared to 1Q14

Mortgage Non-Interest Income
$ 17,708
$ 15,202
$ 12,356
$ 10,133
$ 17,957
20,000
15,000
10,000
5,000
-
(5,000)
$, Thousands
2Q13
3Q13
4Q13
1Q14
2Q14
Cash revenue
Net Market Value Adjustment
Servicing Income

Volumes and Margin on Mortgage Loans Sold
Origination and Sold Balances $, Millions
% Sales Margin
$800
$600
$400
$200
$0
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$671
$702
$505
$561
$404
$377
$313
$311
$436
$395
2Q13
3Q13
4Q13
1Q14
2Q14
Originations
Sold
Sales Margin

Pipeline + Loans HFS (Period End)
$, Millions
$400
$300
$200
$100
$0
$391
$277
$233
$289
$358
2Q13
3Q13
4Q13
1Q14
2Q14
Pipeline
Loans HFS

IBERIABANK Corporation

Seasonal Influences
Mortgage Income
•
Mortgage 2Q14 Non-Interest Income of $18.0
million is $7.8 million higher than 1Q14 driven by
•
$6.0 million higher gains on increased sales
volume (27%) and higher margins (33%)
•
$1.7 million higher market value adjustment
gains ($2.5 million recognized in 2Q14 versus
$0.8 million in 1Q14)
•
$94 thousand higher servicing income
•
Loan originations were up $123 million in 2Q14 to
$436 million from $313 million in 1Q14 (39%)
•
The Pipeline plus Loans HFS at June 30th were
24% higher than at March 31, 2014

30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
% Change in Mortgage Loan Locked Pipeline Since First Week of October
10/4/13
11/4/13
12/4/13
1/4/14
2/4/14
3/4/14
4/4/14
5/4/14
6/4/14
-25%
-40%
-47%
2013-14
2012-13
2011-12

IBERIABANK Corporation

Seasonal Influences
Weekly Locked Mortgage Pipeline Trends
•
Significant pipeline
declines in winter
months
•
Seasonal rebound
commences at the
start of each year
through spring
months into early
summer
•
Most recent decline
was 40% since
start of October
2013
•
2014 trending is
consistent with
prior years
•
Weekly locked
pipeline was $184
million at July 18,
2014, up 3% since
June 30, 2014

IBERIA Capital Partners
IBERIA Wealth Advisors
IBERIA Financial Services
Total Revenues ($ in Millions)
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

Seasonal Influences
Capital Markets and Wealth Management
•
ICP revenues of  $3.0
million, or +79%,
compared to 1Q14
•
IWA revenues of $1.5
million, or +6%,
compared to 1Q14
•
IFS revenues of $2.5
million, or +5,
compared to 1Q14
•
ICP currently
provides research
coverage on 78 public
energy companies
•
IWA assets under
management
increased to $1.2
billion on June 30,
2014, up 4%
compared to
March 31, 2014

Millions
Retirement Contributions
Payroll Taxes
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Total Expenses ($ in Millions)
$0.5
$4.6
$0.8
$3.4
$0.3
$2.8
$0.2
$2.5
$0.6
$4.3
$0.5
$3.4
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

IBERIABANK Corporation

17 Seasonal Influences Payroll Taxes and Retirement Contributions 2Q14 includes one month of Teche results

Millions
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Total Revenues ($ in Millions)
$4.0
$4.2
$4.5
$4.5
$4.1
$5.2
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

IBERIABANK Corporation

18 Seasonal Influences Checking NSF Related Charges 2Q14 includes one month of Teche results

Appendix 19

Appendix
Performance Metrics – Quarterly Trends
•
Average earning
assets up $605
million (+5%)
•
T/E net interest
income up $5
million (+4%)
•
Provision for loan
losses of $5 million:
•
Legacy net charge-
offs: $0.8 million
(0.04% annualized
rate)
•
Covered and
acquired net
charge offs: $0.1
million (0.03%
annualized rate)
•
Legacy provision
for loan losses:
$3.0 million
6/30/2013 9/30/2013 12/31/2013 3/31/2014 6/30/2014
Net Income ($ in thousands) 15,590 $    23,192 $      25,604 $      22,395 $      18,548 $      -17%
Per Share Data:
Fully Diluted Earnings 0.53 $         0.78 $          0.86 $          0.75 $          0.60 $          -20%
Operating Earnings (Non-GAAP) 0.69 0.83 0.87 0.73 0.96 32%
Pre-provision Operating Earnings (Non-GAAP) 0.73 0.89 0.97 0.78 1.06 37%
Tangible Book Value 36.30 37.00 37.17 37.59 37.41 0%
Key Ratios:
Return on Average Assets 0.49% 0.71% 0.77% 0.68% 0.53% (15) bps
Return on Average Common Equity 4.09% 6.08% 6.62% 5.83% 4.56% (126) bps
Return on Average Tangible Common Equity (Non-GAAP) 5.96% 8.74% 9.43% 8.36% 6.62% (174) bps
Net Interest Margin (TE)
(1)
3.39% 3.37% 3.52% 3.54% 3.48% (6) bps
Tangible Operating Efficiency Ratio (TE)
(1)
(Non-GAAP) 76.8% 73.0% 69.9% 73.6% 68.3% (532) bps
Tangible Common Equity Ratio (Non-GAAP) 8.69% 8.64% 8.55% 8.61% 8.46% (15) bps
Tier 1 Leverage Ratio 9.59% 9.65% 9.70% 9.61% 10.03% 42 bps
Tier 1 Common Ratio (Non-GAAP) 11.08% 10.95% 10.55% 10.44% 10.33% (11) bps
Total Risk Based Capital Ratio 13.45% 13.28% 12.82% 12.69% 12.43% (26) bps
Net Charge-Offs to Average Loans
(2)
0.06% 0.02% 0.07% 0.05% 0.04% (1) bps
Non-performing Assets to Total Assets
(2)
0.69% 0.66% 0.61% 0.49% 0.53% 4 bps
(1)
Fully taxable equivalent basis.
(2)
Excluding FDIC Covered Assets and Acquired Assets.
For Quarter Ended: Linked Quarter
%/Basis Point
Change

Appendix
Non-Interest Income Trends
•
Mortgage income increased $7.8 million or 77%
•
Increased Broker Commissions income of $1.4 million or 35%
•
Title revenue increased $1.1 million, or 26%
•
Deposit service charge income increased $1.2 million or 17%
•
Other non-operating income declined $1.8 million
2Q14 originations up 39% from 1Q14
Refinancings were 13% of production,
down from 16% in 1Q14
Sales up 27% in 2Q14
Margins 33% higher in 2Q14
Pipeline of $179 million at quarter-end,
up 14% as compared to March 31,
2014.  At July 18, 2014, the locked
pipeline was $184 million or +3% over
June 30, 2014
2Q14 includes one month of Teche results
Non-interest Income ($000s) 2Q13 3Q13 4Q13 1Q14 2Q14 $ Change % Change
Service Charges on Deposit Accounts 7,106 $      7,512 $      7,455 $      7,012 $      8,203 $      1,191 $      17%
ATM / Debit Card Fee Income
2,357 2,476 2,493 2,467 2,937 470 19%
BOLI Proceeds and CSV Income 901 908 900 934 934 0 0%
Mortgage Income
17,708 15,202 12,356 10,133 17,957 7,824 77%
Title Revenue 5,696 5,482 4,327 4,167 5,262 1,095 26%
Broker Commissions
3,863 3,950 4,986 4,048 5,479 1,431 35%
Other Noninterest Income 4,915 7,720 6,179 5,129 7,182 2,053 40%
Noninterest income excluding non-operating income
42,546 43,250 38,696 33,890 47,954 14,064 42%
Gain (Loss) on Sale of Investments, Net (57) 13 19 19 8 (11) -56%
Other Non-operating income
- - - 1,772 1 (1,772) -100%
Total Non-interest Income 42,489 $   43,263 $   38,715 $   35,681 $   47,963 $   12,282 $   34%
2Q14 vs. 1Q14

Appendix
Non-Interest Expense Trends
•
Non-interest expenses excluding non-operating items
up $4.6 million, or 4%, as compared to 1Q14
•
Total expenses up $19.9 million, or 19%, in 2Q14
•
Severance expense up $5.3 million, mostly related to
Teche acquisition
•
Impairment of long-lived assets up $0.7 million
•
Merger-related expense increased $9.5 million
Linked quarter increases/decreases of:
Salary and benefits expense $3.3 mil
Mortgage commissions and incentives 1.3
Other incentives 1.6
Payroll taxes (0.9)
2Q14 includes one month of Teche results
Non-interest Expense ($000s) 2Q13 3Q13 4Q13 1Q14 2Q14 $ Change % Change
Mortgage Commissions 6,127 $      4,238 $      3,169 $      2,215 $      3,481 $      1,266 $      57%
Hospitalization Expense 3,994 4,303 3,899 3,944 3,661 (283) -7%
Other Salaries and Benefits 52,024 50,140 52,108 53,582 55,921 2,339 4%
Salaries and Employee Benefits 62,145 $   58,681 $   59,176 $   59,741 $   63,063 $   3,322 $      6%
Credit/Loan Related 4,168 5,248 2,776 3,560 3,093 (467) -13%
Occupancy and Equipment 14,321 13,863 13,971 13,775 13,918 143 1%
Amortization of Acquisition Intangibles 1,181 1,179 1,177 1,218 1,244 26 2%
All Other Non-interest Expense 28,222 26,933 25,328 27,328 28,913 1,585 6%
Nonint. Exp. (Ex-Non-Operating Exp.) 110,036 $ 105,904 $ 102,428 $ 105,622 $ 110,231 $ 4,609 $      4%
Severance 1,670 554 216 119 5,466 5,347 4494%
Occupancy and Branch Closure Costs 4,925 594 - 17 14 (3) -19%
Storm-related expenses - - - 184 4 (180) -98%
Impairment of Long-lived Assets - 977 (225) 541 1,241 700 129%
Provision for FDIC clawback liability 130 667 - - - - 0%
Debt Prepayment - - - - - - 0%
Termination of Debit Card Rewards Program 450 - (311) (22) - 22 -100%
Consulting and Professional 150 (630) - - - - 0%
Merger-Related Expenses - 85 566 967 10,419 9,452 977%
Total Non-interest Expense 117,361 $ 108,152 $ 102,674 $ 107,428 $ 127,375 $ 19,946 $   19%
Tangible Efficiency Ratio - excl Nonop Exp 76.8% 73.0% 69.9% 73.6% 68.3%
2Q14 vs. 1Q14
The acquisition of Teche added approximately $1.4 million in operating expenses in 2Q14

2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
IBERIABANK Corporation
Average Peers
1 Year Treasury Rate
0.32%
0.26%
0.10%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14

The decrease in 1Q10 cost of deposits reflects market value adjustments associated with the acquisition of Orion Bank and Century Bank

IBERIABANK Corporation

Appendix
Deposits Costs
•
Our deposit costs
declined greater
than peers
•
A portion of the
lower costs were
due to improved
mix of deposits
•
Non-interest-
bearing deposits
grew from 11% of
total deposits in
2010 to 25% Of
total deposits in
2Q14
2Q14 Includes deposits acquired in Teche and First Private acquisitions

Other Consumer
3%
Mortgage
14%
Commercial
58%
Automobile
8%
Home Equity
14%
Small Business
3%

Other Consumer
4%
Mortgage
10%
Automobile
5%
Home Equity
14%
Small Business
10%
Commercial
57%

IBERIABANK Corporation

Appendix
Loan Growth Since Year-End 2008
December 31, 2008
$3.7 Billion
June 30, 2014
$10.9 Billion
Acquired loans, net of discount +$4.0 billion
Acquired loan pay downs ($1.9 billion)
Legacy loan growth +$5.1 billion
Total net growth +$7.2 billion

Legacy Loans
Acquired Loan, net
Covered Loans
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
-$200
$64
$58
$43
$173
$149
$258
$157
$338
$246
$421
$365
$362
$243
$434
$295
$568
$165
$382
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

Appendix
Loan Growth
Legacy Loan Growth
$ in millions
2
st
Quarter 2014:
•
$382 million, or
+4% (+18%
annualized)
Since YE 2011:
•
$3.5 billion, or
+65% (+26%
annualized)
Since YE 2009:
•
$4.7 billion, or
+115% (+25%
annualized)
•
The FDIC
covered loan
portfolio declined
65%, or $1.1
billion (14%
annualized rate)
Acquired loan growth reflects impact of loans acquired in Teche and First Private acquisitions completed in 2Q14

$250
$200
$150
$100
$50
$0
Loan Commitments
Loan Fundings
$26
$2
$24
$31
$8
$23
$40
$7
$33
$66
$29
$37
$72
$20
$52
$90
$41
$49
$107
$42
$65
$125
$34
$91
$202
$22
$181
NE Arkansas
Little Rock
SE Florida
Lafayette
Memphis
Birmingham
Baton Rouge
New Orleans
Houston

IBERIABANK Corporation

Appendix
Loan Originations 2Q14 –Top Markets
$ in millions
•
$967 million in total
funded loans and
unfunded loan
commitments
originated in 2Q14
•
Significant growth in
Houston, New
Orleans, Baton Rouge,
Birmingham, Memphis
and Lafayette
•
Continued growth in
other markets in which
we have invested
heavily
Loan commitments and originations include renewals

Noninterest 15%
NOW Accounts 21%
Savings/Mmkt 24%
Time Deposits 40%
Noninterest
NOW Accounts
Savings/Mmkt
Time Deposits

Time Deposits 17%
Noninterest 25%
Savings/Mmkt 39%
NOW Accounts 19%

IBERIABANK Corporation

27 Appendix Deposit Growth Since Year-End 2008 December 31, 2008 $4.0 Billion June 30, 2014 $12.0 Billion • $8.0 billion growth in total deposits or +200% (+36% annualized)

$1,000
$800
$600
$400
$200
$0
-$200
-$400
Noninterest Bearing
Other Core Deposits
Time Deposits
$62
$88
$92
$71
$122
$44
$143
$116
$4
$84
$474
$47
$126
$77
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

IBERIABANK Corporation

Excludes acquired deposits
Appendix
Deposit Growth
$ in millions
•
Increase of $1.1
billion, or 10% in
2Q14 (+40%
Annualized)
•
Includes $926
million in deposits
acquired in Teche
and First Private
acquisitions
•
$318 million (+12%)
growth in NIB
deposits for 2Q14;
includes $241
million from Teche
and First Private
acquisitions
Total Deposit Growth
Very strong
transaction account
growth in 4Q12

Appendix
Market Highlights For 2Q14
•
Competitive pressure remains strong for high quality commercial and business banking clients in terms of both pricing and structure
•
Houston, Baton Rouge, Birmingham, Memphis, and New Orleans
showed strong commercial loan originations
•
Total commitments originated during 2Q14 of $967 million with 44%
fixed rate and 56% floating rate
•
Commercial loans originated and funded in 2Q14 totaled $399 million with a mix of 22% fixed and 78% floating ($566 million in commercial loan commitments during the quarter)
•
Strong commercial pipeline in excess of $660 million at quarter-end
•
Small Business loan growth of $51 million, or +8%, on a linked-quarter basis
•
Period-end core deposit increase of $697 million, with non-interest bearing deposits up $319 million (up $125 million linked quarter growth on an average balance basis) – mainly as a result of the Teche and First Private acquisitions

Appendix
Asset Quality Portfolio Trends
     ($thousands)
Non-accruals
409,775 $        229,962 $         208,673 $
-49% -9%
OREO & Foreclosed
129,607          93,165             84,479
-35% -9%
90+ Days Past Due
4,126              981                  1,095
-73% 12%
  Non-performing Assets
543,508 $        324,108 $         294,247 $
-46% -9%
NPAs/Assets
4.24% 2.39% 1.92%
(232)              bps (47)                bps
NPAs/(Loans + OREO)
6.02% 3.33% 2.68%
(334)              bps (65)                bps
LLR/Loans
1.83% 1.40% 1.23%
(60)                bps (17)                bps
ACL/Loans
1.95% 1.52% 1.33%
(62)                bps (19)                bps
Net Charge-Offs/Loans
0.05% 0.03% 0.03%
(2)                    bps 0                     bps
Past Dues:
30-89 Days Past Due
35,204 $         43,905 $          31,875 $
-9% -27%
90+ days Past Due
4,126              981                  1,095
-73% 12%
Non-accual Loans
409,775          229,962           208,673
-49% -9%
Total 30+ Past Dues
449,105 $        274,848 $         241,642 $
-46% -12%
% Loans
5.04% 2.85% 2.22%
(282)              bps (63)                bps
2Q14
% or Basis Point Change
Year/Year Qtr/Qtr 1Q14 2Q13
Total Portfolio

Appendix
Non-Operating Items (Non-GAAP)
•
2Q14 Merger related expense of $10.4 million pre-tax or $0.22 EPS after-tax
•
2Q14 Severance expense of $5.5 million pre-tax or $0.11 EPS after-tax
•
Impairment expense of $1.2 million pre-tax or $0.03 EPS after-tax
Pre-tax After-tax
(2)
Per share Pre-tax After-tax
(2)
Per share Pre-tax After-tax
(2)
Per share
Net Income (Loss) (GAAP) 19,803 $     15,590 $     0.53 $          30,558 $     22,395 $     0.75 $          24,819 $     18,548 $     0.60 $
Non-interest income adjustments
Loss (Gain) on sale of investments 57 37 0.00 (19) (12) (0.00) (8) (5) (0.00)
Other non-interest income - - - (1,772) (1,680) (0) (1) (1) (0)
Non-interest expense adjustments
Merger-related expenses - - - 967 629 0.02 10,419 6,840 0.22
Severance expenses 1,670 1,086 0.04 119 78 0.00 5,466 3,553 0.11
Storm-related expenses - - - 184 120 0.00 4 3 0.00
(Gain) Loss on sale of long-lived assets, net of impairment 4,618 3,002 0.10 541 352 0.01 1,241 807 0.03
Provision for FDIC clawback liability 130 130 0.00 - - - - - -
Debt prepayment - - - - - - - - -
Occupancy expenses and branch closure expenses 306 199 0.01 17 11 0.00 14 9 0.00
Termination of debit card rewards program 450 293 0.01 (22) (15) (0.00) - - (0.00)
Professional expenses and litigation settlements 150 97 0.00 - - - - - -
Operating earnings (Non-GAAP)
(3)
27,186 20,388 0.69 30,573 21,878 0.73 41,954 29,754 0.96
Covered and acquired impaired (reversal of) provision for loan losses (1,609) (1,046) (0.03) 108 70 0.00 1,744 1,134 0.04
Other (reversal of) provision for loan losses 3,416 2,221 0.07 1,995 1,297 0.04 3,004 1,953 0.06
Pre-provision operating earnings (Non-GAAP)
(3)
28,992 $     21,563 $     0.73 $          32,676 $     23,245 $     0.78 $          46,702 $     32,841 $     1.06 $
(1) Per share amounts may not appear to foot due to rounding.
(2) After-tax amounts estimated based on a 35% marginal tax rate.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(1)
(dollars in thousands)
For The Quarter Ended
June 30, 2013 March 31, 2014 June 30, 2014
Dollar Amount Dollar Amount Dollar Amount

•
Investment yield
increased 2 bps
•
Non-covered loan yield
decreased 8 bps from
1Q14
•
Net covered loan yield
decreased 2 bps
•
Average non-interest-
bearing deposits up $125
million (+5% linked
quarter basis)
•
Interest-bearing deposit
costs declined 1 bps
•
Margin declined 6 bps to
3.48%
Appendix
Performance Metrics – Yields and Costs
3/31/2014 6/30/2014
Investment Securities 2.22% 2.24% 2 bps
Covered Loans, net of loss share receivable 3.18% 3.16% (2) bps
Non-covered Loans 4.38% 4.30% (8) bps
Loans & Loss Share Receivable 4.27% 4.22% (5) bps
Mortgage Loans Held For Sale 3.69% 4.21% 52 bps
Other Earning Assets 1.27% 0.82% (45) bps
Total Earning Assets 3.87% 3.80% (7) bps
Interest-bearing Deposits 0.36% 0.35% (1) bps
Short-Term Borrowings 0.17% 0.16% (1) bps
Long-Term Borrowings 3.42% 3.34% (8) bps
Total Interest-bearing Liabilities 0.44% 0.43% (1) bps
Net Interest Spread 3.43% 3.38% (5) bps
Net Interest Margin 3.54% 3.48% (6) bps
(1)
Earning asset yields are shown on a fully taxable-equivalent basis.
Linked Quarter
Change
For Quarter Ended:
Basis Point

Appendix
Expected Quarterly Re-pricing Schedule
$ in millions
Note:  Amounts exclude re-pricing of assets and liabilities from prior quarters
Schedule excludes acquired deposits from Teche and First Private
Excludes FDIC loans and receivable, non-accrual loans and market value adjustments
3Q14 4Q14 1Q15 2Q15 3Q15
Cash Equivalents Balance 515.3 $       - $          - $          - $          - $
Rate 0.58% 0.00% 0.00% 0.00% 0.00%
Investments Balance 89.8 $        63.5 $        57.8 $        72.2 $        78.4 $
Rate 3.04% 3.03% 3.00% 2.94% 2.76%
Fixed Rate Loans Balance 372.8 $       330.5 $       291.2 $       299.4 $       303.4 $
Rate 4.96% 4.93% 4.97% 4.98% 4.89%
Variable Rate Loans Balance 4,541.5 $    35.8 $        30.1 $        32.3 $        19.6 $
Rate 3.23% 3.22% 3.03% 3.00% 3.29%
Held for Sale Loans Balance 178.6 $       - $          - $          - $          - $
Rate 4.30% 0.00% 0.00% 0.00% 0.00%
Time Deposits Balance 686.4 $       344.9 $       265.6 $       281.8 $       99.9 $
Rate 0.40% 0.47% 0.69% 0.75% 1.03%
Repos Balance 581.7 $       195.0 $       130.0 $       125.0 $       - $
Rate 0.14% 0.15% 0.17% 0.20% 0.00%
Borrowed Funds Balance 142.1 $       2.1 $          2.1 $          10.0 $        3.2 $
Rate 3.34% 3.21% 3.25% 3.50% 3.98%

Appendix
Interest Rate Risk Simulation
Source: Bancware model, as of June 30, 2014 – excludes Teche and First Private acquisitions
* Assumes instantaneous and parallel shift in interest rates based on static balance sheet
•
Asset sensitive from an interest rate risk position
•
The degree of asset sensitivity is a function of the reaction of competitors to changes in deposit pricing
•
Forward curve has a positive impact over 12 months
Base Blue Forward
Change In:
-200 bp* -100 bp* Case +100 bp* +200 bp* Chip Curve
Net Interest
Income -4.8% -2.2% 0.0% 4.5% 9.1% 0.8% 0.9%
Economic
Value of
Equity
-8.8% -12.9% 0.0% 7.6% 13.5% 0.0% 0.0%

Appendix
Performance Compared To Peers Since Year-End 1999
Measurement
Measure Period
Total Asset Growth Period-End CAGR 6.8% 9.4% 16.4%
Return on Average Assets Annual Average 0.46% 0.98% 0.98%
Return on Average Tangible Common Equity Annual Average 7.30% 14.16% 15.44%
Nonperforming Assets-to-Total Assets Average of Year-Ends 1.65% 1.12% 0.59%
Net Charge-Offs-to-Average Loans Annual Average 0.48% 0.56% 0.25%
Operating EPS Growth Annual Average 18.1% 15.7% 19.5%
Tangible Book Value Per Share Growth
(3)
Period-End CAGR 3.8% 6.6% 10.5%
Cumulative Shareholder Return
(4)
Period-End Growth 139.9% 233.6% 690.3%
(1)
U.S. publicly-traded bank holding companies at year-end 2013.  Does not include entities that failed or were acquired.
(2)
U.S. publicly-traded bank holding companies at year-end 2013 with total assets between $10 billion and $30 billion.
Does not include entities that failed or were acquired.
(3)
Excludes bank holding companies with tangible book value per share less than zero at 12/31/13.
(4)
Assuming common stock price appreciation and the reinvestment of dividends since year-end 1999.
Average Over Period 2000-2013
BHC Peers
(2)
U.S. Publicly-
Traded BHCs
(1)
Publicly-Traded IBERIABANK
Corporation

Appendix
FDIC Covered Loan Portfolio Roll Forward
Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield
Covered Loans 871,768 30,858 13.896% 751,482 37,180 19.462% 691,460 25,927 14.999% 624,612 22,959 14.703%
Mortgage Loans 163,485 2,718 6.650% 149,834 4,329 11.556% 150,981 3,776 10.005% 144,418 3,479 9.636%
Indirect Automobile - - 0.000% - - 0.000% - - 0.000% - - 0.000%
Credit Card 728 13 6.971% 679 13 7.377% 646 12 7.416% 621 0 0.094%
Consumer 104,668 3,029 11.481% 88,260 2,944 13.232% 77,967 2,047 10.648% 69,998 1,408 8.070%
Line Of Credit-Consumer Loans 50,939 (190) -1.476% 59,651 4,142 27.551% 53,361 1,881 14.294% 47,373 2,603 22.040%
Commercial & Business Banking 551,950 25,288 17.928% 453,062 25,753 22.242% 408,507 18,211 17.832% 362,202 15,469 16.895%
Loans in Process (2) - 0.000% (4) - 0.000% (2) - 0.000% (0) - 0.000%
Overdrafts - - 0.000% - - 0.000% - - 0.000% - - 0.000%
FDIC Loss Share Receivable 228,047 (22,875) -39.252% 188,932 (29,142) -60.357% 154,634 (19,264) -49.831% 131,375 (17,009) -51.219%
Net Covered Loan Portfolio 1,099,815 7,983 2.876% 940,414 8,038 3.426% 846,094 6,663 3.176% 755,987 5,950 3.163%
Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield
Covered Loans 871,768 30,858 13.896% 751,482 37,180 19.462% 691,460 25,927 14.999% 624,612 22,959 14.703%
CapitalSouth Bank 123,412 3,248 10.332% 109,390 2,948 10.610% 95,557 2,426 10.167% 84,629 2,572 12.068%
Orion Bank 504,934 17,935 13.924% 431,840 18,778 17.104% 401,765 14,554 14.515% 361,370 13,405 14.720%
Century Bank 175,247 6,751 15.184% 157,460 12,280 30.697% 147,595 5,449 14.834% 137,440 4,332 12.580%
Sterling Bank 68,174 2,924 16.831% 52,792 3,174 23.576% 46,543 3,498 30.091% 41,173 2,651 25.515%
FDIC Loss Share Receivable 228,047 (22,875) -39.252% 188,932 (29,142) -60.357% 154,634 (19,264) -49.831% 131,375 (17,009) -51.219%
CapitalSouth Bank 14,720 (2,538) -67.473% 10,394 (535) -20.145% 7,656 (938) -49.012% 5,540 (1,268) -90.567%
Orion Bank 141,213 (12,702) -35.199% 115,061 (22,595) -76.842% 93,198 (13,056) -56.033% 77,597 (11,466) -58.453%
Century Bank 55,021 (5,304) -37.719% 49,048 (5,808) -46.333% 42,600 (3,895) -36.573% 39,867 (2,056) -20.404%
Sterling Bank 17,093 (2,331) -53.365% 14,430 (205) -5.547% 11,179 (1,375) -49.212% 8,371 (2,219) -104.874%
Net Covered Loan Portfolio 1,099,815 7,983 2.876% 940,414 8,038 3.426% 846,094 6,663 3.176% 755,987 5,950 3.163%
CapitalSouth Bank 138,132 710 2.041% 119,784 2,413 7.941% 103,213 1,488 5.777% 90,169 1,304 5.762%
Orion Bank 646,147 5,232 3.188% 546,901 (3,817) -2.661% 494,964 1,498 1.231% 438,968 1,939 1.785%
Century Bank 230,268 1,448 2.543% 206,508 6,472 12.401% 190,195 1,554 3.320% 177,307 2,275 5.164%
Sterling Bank 85,267 593 2.759% 67,221 2,970 17.325% 57,722 2,123 14.732% 49,544 432 3.484%
3Q2013 4Q2013 2Q2014 1Q2014
3Q2013 4Q2013 1Q2014 2Q2014

Projected Average Balances and Net Yields

Projected Average Balance
Projected Net Yield
$1,500
$1,200
$900
$600
$300
$0
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

$ in Millions	Q1 2013	Q2 2013	Q3 2013	Q4 2013	2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	2014	Q1 2015
Revenues	$ 41.6	$ 30.3	$ 30.9	$ 37.1	**$ 139.9**	$ 25.9	$ 23.0	$ 15.0	$ 14.0	**$ 77.9**	$ 12.0
Amortization	$ (27.7)	$ (18.1)	$ (22.9)	$ (29.1)	**$ (97.8)**	$ (19.3)	$ (17.0)	$ (10.2)	$ (8.1)	**$ (54.6)**	$ (4.5)
Net covered Income	$ 13.9	$ 12.2	$ 8.0	$ 8.0	**$ 42.1**	$ 6.7	$ 6.0	$ 4.8	$ 5.9	**$ 23.4**	$ 7.6
Balance	$ 1,424	$ 1,223	$ 1,100	$ 940	**$ 1,170**	$ 846	$ 756	$ 680	$ 611	**$ 723**	$ 553

IBERIABANK Corporation

37 Appendix Expected Amortization Projected average balance includes the balance of the IA